Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant To Section 13 or 15(d) Of
                       The Securities Exchange Act of 1934

                         Date of Report:  April 12, 2006

                       RICK'S CABARET INTERNATIONAL, INC.
         (Exact  Name  of  Registrant  As  Specified  in  Its  Charter)

 Texas                              0-26958                   76-0037324
(State Or Other Jurisdiction  (Commission File Number)    (IRS Employer
 of Incorporation)                                         Identification No.)

                                10959 Cutten Road
                              Houston, Texas 77066
          (Address Of Principal Executive Offices, Including Zip Code)

                                 (281) 397-6730
            (Registrant's  Telephone  Number,  Including  Area  Code)


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ITEM 1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

On April 12, 2006, we completed the preparation and execution of a two-year Employment Agreement (the "Agreement") with our President and Chief Executive Officer, Eric Langan. The Agreement extends through April 1, 2008, and provides for an annual base salary of $400,000. The Agreement also provides for participation in all benefit plans maintained by us for salaried employees.
Under the terms of the Agreement, Mr. Langan is bound to a confidentiality provision and cannot compete with us upon the expiration of the Agreement.


ITEM 9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c) Exhibits

Exhibit Number          Description

10.1                    Employment Agreement


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RICK'S CABARET INTERNATIONAL, INC.

                                        By:  /s/ Eric Langan
                                        --------------------
Date:  April 13, 2006                   Eric Langan
                                        Chief Executive Officer, Chairman and
                                        Acting Chief Financial Officer